The Advisors’ Inner Circle Fund III

Mesirow Financial Small Cap Value Sustainability Fund

(Institutional Shares: MSVIX)
(Investor Shares: MSVVX)

Summary Prospectus

August 8, 2019

Investment Adviser:

Mesirow Financial Investment Management, Inc.

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.mesirowfinancial.com/mutual-funds/documents/. You can also get this information at no cost by calling 833-MESIROW (833-637-4769), by sending an e-mail request to MesirowFunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated August 8, 2019, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Mesirow Financial Small Cap Value Sustainability Fund (the “Small Cap Value Sustainability Fund” or the “Fund”) seeks to provide long-term capital appreciation with less volatility than the U.S. small cap value market.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional and Investor Shares
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Investor Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.65%	0.65%
Total Annual Fund Operating Expenses	1.40%	1.65%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.42)%	(0.42)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.98%	1.23%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

[2]

Mesirow Financial Investment Management, Inc. (the “Adviser”) has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, 12b-1 Fees, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.98% of the average daily net assets of the Fund’s Institutional Shares and Investor Shares until January 31, 2021 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2021.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$100	$373
Investor Shares	$125	$450

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund was not in operation as of the fiscal year ended September 30, 2018, it does not have portfolio turnover information to report.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of small-capitalization companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The Fund considers small-capitalization companies to be those with market capitalizations within the range of the market capitalizations of companies in the Russell 2000 Index at the time of purchase, and exchange-traded funds (“ETFs”) that aim to replicate or produce returns that generally correspond to small-capitalization indexes. The market capitalization range of the Russell 2000 Index was approximately $11 million to $7.746 billion as of September 30, 2018, and may change over time. At any given time, the Fund may own a diversified group of stocks in several industries. The Fund invests mainly in common stocks, but it may also invest in ETFs.

The Adviser employs a relative value philosophy to identify companies that the Adviser believes have attractive valuations and a high probability for accelerated earnings and cash flow growth compared to their peers. The Adviser evaluates broad themes and market developments that it believes can be exploited through portfolio construction and rigorous fundamental research to identify investments that are best positioned to take advantage of catalysts and trends that may positively change the earnings potential and cash flow growth of a target company. The Adviser believes that earnings and cash flow growth are the principal drivers of investment performance, particularly when accompanied by visible, quantifiable catalysts that have not been fully recognized by the investment community.

Further, the Adviser considers environmental, social and governance (“ESG”) factors within its fundamental assessment of macro, sector and company specific trends, as may be modified over time (the “Sustainable Equity Strategy”). The Adviser incorporates ESG factors through creating aggregate ESG scores for companies in the investable universe and removing companies that score less favorably from potential investment consideration. Factors taken into consideration may include (but are not limited to): environmental factors such as the management of natural resources, carbon related issues, waste and recycling; social factors such as diversity and inclusion at the board of directors level, workplace policies, child labor and human rights; and governance factors such as board composition, share class structure and shareholder voting rights. The Adviser believes that certain ESG factors have the potential to reduce the cost of capital, materially lower operating costs or increase the profitability of a company, which may, in turn, lead to higher investment returns by the Fund if it invests in such company. The Adviser also believes incorporating such ESG factors may contribute to better investment returns by reducing the overall risk profile of the Fund’s portfolio holdings. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies that have favorable scores in the Fund’s investible universe, as determined by the Adviser in accordance with the Adviser’s Sustainable Equity Strategy. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The Adviser continuously monitors and evaluates investments held by the Fund to discern changes in trends, modify investment outlooks, and adjust valuations accordingly. The Adviser attempts to mitigate excess risk through ownership of what it considers a well-diversified portfolio with broad representation across market industries and sectors. The Adviser seeks to actively encourage management of the Fund’s portfolio companies to improve their ESG factors with the goal of producing better investment results and positive environmental and societal outcomes. From time to time, the Fund may focus its investments in a particular sector or sectors of the economy. The Adviser will liquidate an investment based on several factors, including asset valuation, changes in prospective attributes, and purchases of alternative investments with potentially higher returns. The Adviser generally will not sell a stock merely due to market appreciation outside the Fund’s target capitalization range if it believes the company has growth potential.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and more capital gains tax liabilities than a fund with a buy and hold strategy.

The Fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Investment Style Risk — The risk that the Fund’s investment strategy may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Money Market Instruments Risk — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

New Fund Risk — Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Portfolio Turnover Risk — The Fund is subject to portfolio turnover risk because it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Sector Emphasis Risk — The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

Small Capitalization Companies Risk — Small capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Sustainability (ESG) Policy Risk — The Fund’s ESG criteria exclude securities of certain issuers for non-financial reasons. Therefore, the Fund may forgo opportunities to buy certain securities when it might otherwise be advantageous to do so, or may sell securities for ESG reasons when it might be otherwise disadvantageous for it to do so. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that incorporates ESG criteria.

Valuation Risk — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

Value Style Risk — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations, is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

Performance Information

The Fund commenced operations on December 19, 2018 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available by calling 833-MESIROW (833-637-4769) or on the Internet at www.mesirowfinancial.com.

Investment Adviser

Mesirow Financial Investment Management, Inc.

Portfolio Managers

Kathryn A. Vorisek, Senior Managing Director, Chief Investment Officer and Portfolio Manager, has managed the Fund since its inception in 2018.

Leo Harmon, CFA, Managing Director, Director of Research and Portfolio Manager, has managed the Fund since its inception in 2018.

John Nelson, CFA, Senior Vice President, Research Analyst and Sustainability Portfolio Specialist, has managed the portfolio since 2019.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase Institutional Shares of the High Yield Fund for the first time, you must invest at least $1,000,000. To purchase Institutional Shares of the Enhanced Core Plus Fund or Small Cap Value Sustainability Fund for the first time, you must invest at least $100,000. To purchase Investor Shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: Mesirow Financial Funds P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Mesirow Financial Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 833-MESIROW (833-637-4769).

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement accounts (“IRAs”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

MES-SM-003-0200